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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 17, 1998

                        COMPUTER LEARNING CENTERS, INC.

             (Exact name of registrant as specified in its charter)

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          DELAWARE                        0-26040                      36-3501869
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification
      of incorporation)                                                  Number)

   11350 RANDOM HILLS ROAD
          SUITE 240
      FAIRFAX, VIRGINIA                                   22030
    (Address of principal                               (Zip Code)
     executive offices)

Registrant's telephone number, including area code:      (703) 359-9333
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

    On February 23, 1998, Computer Learning Centers, Inc. ("CLC") announced that on February 17, 1998 it had completed the acquisition of Markerdowne Corporation d/b/a Computer Learning Centers Paramus ("CLC Paramus"), a privately-held provider of information technology ("IT") education and training based in Paramus, New Jersey. The acquisition which will be accounted for as a pooling of interests, was completed by issuing 510,287 shares of CLC Common Stock. CLC Paramus had calendar 1997 annual revenues of approximately $6.7 million and serves approximately 800 students.

    On February 23, 1998, CLC announced that on February 20, 1998 it had completed the acquisition of Delta College, a Montreal, Quebec-based, privately-held provider of IT education and training. The transaction was completed by means of an exchange of shares of Delta College for 548,408 shares of CLC Common Stock. Delta College reported revenues of approximately U.S. $6.7 million (CM $9.4 million) for its fiscal year ended June 30, 1997. Delta College serves approximately 800 students at three locations: Delta College--Montreal in downtown Montreal; Delta College--Laval located on the north shore of Montreal; and Delta College--Brossard, located on Montreal's south shore, which commenced classes in January 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

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     99.1  Asset Purchase Agreement dated December 31, 1997, as amended, among the Registrant,
           Markerdowne Corporation, Graeme Dorras, Randy Proto and Chris Coutts.

     99.2  Share Purchase Agreement dated February 20, as amended, among the Registrant, Delta
           College Inc., Roger Matte, Richard Matte, Marie-Josee Matte, Dominique Matte, Johanne
           Matte, Suzanne Matte and Dolmen (1994) Inc.

     99.3  Press Release Dated February 23, 1998 relating to Markerdowne acquisition.

     99.4  Press Release Dated February 23, 1998 relating to Delta acquisition.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPUTER LEARNING CENTERS, INC.

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                                By:           /s/ CHARLES L. COSGROVE
                                     -----------------------------------------
                                                Charles L. Cosgrove
Dated: March 10, 1998                         CHIEF FINANCIAL OFFICER
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                               INDEX TO EXHIBITS

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  EXHIBIT NO.                                            DESCRIPTION                                          PAGE NO.
-----------------  ---------------------------------------------------------------------------------------  -------------
         99.1      Asset Purchase Agreement dated December 31, 1997, as amended, among the Registrant,
                   Markerdowne Corporation, Graeme Dorras, Randy Proto and Chris Coutts.                              5
         99.2      Share Purchase Agreement dated February 20, as amended, among the Registrant, and Delta
                   College Inc., Roger Matte, Richard Matte, Marie-Josee Matte, Dominique Matte, Johanne
                   Matte, Suzanne Matte and Dolmen (1994), Inc.                                                      69
         99.3      Press Release Dated February 23, 1998 relating to Markerdowne acquisition.                       227
         99.4      Press Release Dated February 23, 1998 relating to Delta acquisition.                             228
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